SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. Subsequent Events

On April 17, 2022, the Company entered into an Agreement and Plan of Merger with Lygos, which was subsequently amended on July 24, 2022. Pursuant to the Merger Agreement, Lygos will become a wholly owned subsidiary of the Company.

At the effective time of the Merger (i) each outstanding share of Lygos capital stock will be converted into the right to receive a portion of the Merger Shares determined in accordance with the Lygos Certificate of Incorporation as applicable to a change of control of Lygos and outstanding Lygos SAFEs; and (ii) each Lygos option that is outstanding and unexercised immediately prior to the closing of the Merger Agreement (whether vested or unvested) will automatically be assumed by the Company and converted into an option to acquire a number of the Company’s common shares at an adjusted exercise price per share. The number of shares to be acquired upon the exercise of the options will be determined by multiplying the number of Lygos shares issuable upon the exercise of the options by an exchange ratio equal to the exchange ratio determining the fraction of a Merger Share issuable in the Merger per share of Lygos common stock.

The closing of the Merger Agreement is subject to satisfaction or waiver of certain conditions including, among other things, the required approvals by the shareholders of the Company and Lygos.

In connection with the transactions contemplated by the Merger Agreement, and contingent upon the closing of the Merger (the actual date of closing, the “Closing Date”), the Company and Mr. O’Brien entered into an Employment Agreement. Under the terms of the Employment Agreement, Mr. O’Brien will be employed as the Company’s Head-Flexible Solutions Division and will receive an annual base salary of $500,000, which will be increased each year during the Term (as defined below) based on annual increases in the Consumer Price Index. Also immediately after the Closing Date, the Company will purchase 1,000,000 shares of the Company’s common stock owned by Mr. O’Brien at a price of $7.50 per share. Additionally, on the Closing Date, Mr. O’Brien will receive an option to purchase 500,000 shares of the Company’s common stock. The Option will vest and become exercisable on the twelve-month anniversary of the grant date; provided, however, the vesting will accelerate upon Mr. O’Brien’s termination of employment for any reason. While Mr. O’Brien’s Option will be granted with an exercise price equal to the fair market value per share on the date of grant, in the event the Company grants any options during the twelve-month period following the Option grant with an exercise price that is lower than the exercise price set for the Option, the Company will reprice the Option down to such lower exercise price; provided, however, the exercise price per share will in no event be lower than the fair market value per share on the date the Option is granted or, if applicable, the date the Option is subsequently repriced. Moreover, on each of the 20- and 30-month anniversaries of the Closing Date, the Company will issue Mr. O’Brien 1,000,000 shares of the Company’s common stock as a fully vested stock grant, regardless of his employment status at such time. The term of the Employment Agreement will begin on the Closing Date of the Merger and continue for a period of five years (the “Term”) or until earlier terminated by either the Company or Mr. O’Brien as provided in the Employment Agreement.

20. Subsequent Events. The Company granted 5,000 stock options to an employee and issued 20,500 shares to employees upon the exercise of stock options in the three months ended March 29, 2022.